                                COBBWELLS, INC.
                                 D/B/A PAGE ONE
                         UNAUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

    BASIS OF PRESENTATION: The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

                                COBBWELLS, INC.
                                 D/B/A PAGE ONE

                                 BALANCE SHEET

                                     ASSETS

                                                    DECEMBER 31,
                                                        1995
                                                    ------------
                                                    (UNAUDITED)
Current assets:
  Cash............................................   $    73,053
  Trade accounts receivable.......................       (37,223)
  Inventories.....................................       268,958
  Prepaid expenses and advances...................        (2,036)
                                                    ------------
    Total current assets..........................       302,752

Property, pagers and equipment....................     1,949,996
  Less allowance for depreciation.................    (1,043,826)
                                                    ------------
                                                         906,170
                                                    ------------
Total assets......................................   $ 1,208,922
                                                    ------------
                                                    ------------

             LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Trade payables..................................   $    80,255
  Advances from stockholders......................       276,450
  Customer deposits...............................        19,188
  Other accrued expenses and liabilities..........        27,485
  Current maturities of long-term debt............     1,274,560
                                                    ------------
Total current liabilities.........................     1,677,938
Stockholders' deficit
  Common stock, $100 par value....................        15,000
  Accumulated deficit.............................      (484,016)
                                                    ------------
Total stockholders' deficit.......................      (469,016)
                                                    ------------
Total liabilities and stockholders' deficit.......   $ 1,208,922
                                                    ------------
                                                    ------------

                                COBBWELLS, INC.
                                 D/B/A PAGE ONE

                            STATEMENT OF OPERATIONS

                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 1995
                                                                                                 -----------------
                                                                                                    (UNAUDITED)
Total revenues.................................................................................    $   5,587,202
Cost of products sold..........................................................................        1,215,839
                                                                                                 -----------------
                                                                                                       4,371,363
Cost of services -- pager lease and access services............................................          775,750
                                                                                                 -----------------
                                                                                                       3,595,613
Expenses:
  Selling, general and administrative..........................................................        3,142,223
  Depreciation and amortization................................................................          360,000
                                                                                                 -----------------
                                                                                                       3,502,223
                                                                                                 -----------------
  Operating income.............................................................................           93,390
  Interest expense.............................................................................         (123,442)
                                                                                                 -----------------
Net loss.......................................................................................    $     (30,052)
                                                                                                 -----------------
                                                                                                 -----------------

                                COBBWELLS, INC.
                                 D/B/A PAGE ONE

                        STATEMENT OF ACCUMULATED DEFICIT

Balance at December 31, 1994....................................................  $(431,184)
Net loss (unaudited)............................................................    (30,052)
Shareholder Distributions (unaudited)...........................................    (22,780)
                                                                                  ---------
Balance at December 31, 1995 (unaudited)........................................  $(484,016)
                                                                                  ---------
                                                                                  ---------

                                COBBWELLS, INC.
                                 D/B/A PAGE ONE

                            STATEMENT OF CASH FLOWS

                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 1995
                                                                                                 -----------------
                                                                                                    (UNAUDITED)
OPERATING ACTIVITY
  Net loss.....................................................................................     $   (30,052)
  Adjustments to reconcile net loss to net cash provided by operating activities:
    Depreciation and amortization..............................................................         360,000
    Changes in operating assets and liabilities:
      Decrease in trade accounts receivable....................................................          91,610
      Increase in inventories and other assets.................................................        (193,741)
      Decrease in trade payables and accrued liabilities.......................................         (25,887)
                                                                                                 -----------------
  Net cash provided by operating activities....................................................         201,930
INVESTING ACTIVITY
  Purchase of property and equipment...........................................................        (307,414)
FINANCING ACTIVITY
  Proceeds from long-term debt.................................................................         125,878
  Shareholder distributions and other..........................................................         (23,080)
                                                                                                 -----------------
Net cash provided by financing activities......................................................         102,798
                                                                                                 -----------------
Net decrease in cash...........................................................................          (2,686)
Cash at beginning of period....................................................................          75,739
                                                                                                 -----------------
Cash at end of period..........................................................................     $    73,053
                                                                                                 -----------------
                                                                                                 -----------------